Exhibit 99.2

MICROWAVE SATELLITE TECHNOLOGIES, INC.
OCTOBER 31, 2005

CONTENTS

Page

Balance Sheets - October 31, 2005 and April 30, 2005	1 - 2

Statement of Operations and Retained Earnings - for the three and six months ended October 31, 2005 and 2004	3

Statement of Cash Flows for the six months ended October 31, 2005 and 2004	4 - 5

Notes to Financial Statements	6 - 13

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS

ASSETS	October 31, 2005 (Unaudited)	April 30, 2005 (Audited)

Current Assets
Cash	$46,528	$765,698
Accounts receivable	95,660	129,982
Due from officer		13,663
Interest receivable		15,675
Prepaid income taxes	8,034	-
Prepaid expenses and other current assets	310,693	174,249
Deferred income taxes asset	44,000	44,000
Total Current Assets	504,915	1,143,267

Due from related party	19,936	5,834
Property and equipment, net of accumulated depreciation	1,183,582	1,230,225
Intangible assets, net of accumulated amortization of $20,106 and $17,990, respectively	43,394	45,510
Investment in limited liability company	59,751	84,934
Security deposits	12,600	12,600
Deferred income tax asset	52,000	-

	$1,876,178	$2,522,370
LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Note payable - bank	$200,000	$-
Current portion of long-term debt	6,555	6,555
Accounts payable	189,672	174,782
Sales taxes payable	8,262	13,486
Due to officer	81,536	-
Income tax payable	-	490,816
Deferred revenue	90,671	85,933
Accrued expenses and other current liabilities	54,064	147,289
Total Current Liabilities	630,760	918,861

Long-term debt - less current portion	8,194	11,472
Deferred income taxes	-	120,000
Total Liabilities	638,954	1,050,333

MICROWAVE SATELLITE TECHNOLOGIES, INC.
BALANCE SHEETS

	October 31, 2005 (Unaudited)	April 30, 2005 (Audited)

Stockholder's Equity
Common stock - no par value
Authorized - 1,000 shares
Issued - 300 shares, outstanding - 125 shares	1,000	1,000
Retained earnings	1,311,224	1,546,037
	1,312,224	1,547,037
Less: Treasury stock, 175 shares at cost	75,000	75,000
Total Stockholder's Equity	1,237,224	1,472,037

	$1,876,178	$2,522,370

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE THREE AND SIX MONTHS ENDED
OCTOBER 31, 2005 AND 2004

	Three months ended October,		Six months ended October,
	2005	2004	2005	2004

Revenues	$443,722	$1,090,509	$877,981	$2,143,217

Direct costs	439,954	973,413	840,105	1,902,556

Gross profit	3,768	117,096	37,876	240,661

Selling and administrative expenses	220,103	323,295	407,305	488,674

Loss from operations	(216,335)	(206,199)	(369,429)	(248,013)

Interest income	85	-	1,549	683

Loss before reduction of income taxes	(216,250)	(206,199)	(367,880)	(247,330)

Reduction of income taxes	(93,024)	(82,480)	(158,250)	(98,932)

Loss before equity in loss of limited liability company	(123,226)	(123,719)	(209,630)	(148,398)

Equity in loss of limited liability company	(1,832)	-	(25,183)	-

Net loss	(125,058)	(123,719)	(234,813)	(148,398)

Retained earnings - beginning	1,436,282	1,594,350	1,546,037	1,619,029

Retained earnings - end	$1,311,224	$1,470,631	$1,311,224	$1,470,631

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
OCTOBER 31, 2005 AND 2004,

	2005	2004

Cash Flows From Operating Activities
Net loss	$(234,813)	$(148,398)

Adjustments To Reconcile Net Loss To Net Cash
Used In Operating Activities
Depreciation and amortization	156,183	154,180
Equity in loss of limited liability company	25,183	(25,000)
Reduction of deferred income taxes	(172,000)	-
(Increase) Decrease in:
Accounts receivable, net of deferred revenue	39,060	(51,390)
Escrow receivable		4,778,875
Interest receivable	15,675	3,350
Prepaid income taxes	(8,034)	1,841
Prepaid expenses and other current assets	(136,444)	-
Increase (Decrease) in:
Accounts payable	14,890	(127,002)
Sales taxes payable	(5,224)	3,751
Income taxes payable	(490,816)	(106,932)
Deferred revenue	-	(105,720)
Accrued expenses and other current liabilities	(93,225)	(16,715)
Total Adjustments	(654,752)	4,509,238

Net Cash Used In Operating Activities	(889,565)	4,360,840

Cash Flows From Investing Activities
Purchase of equipment	(107,424)	(81,562)
Advances on behalf of related party, at net	(14,102)	(1,659,969)
Proceeds on balance due from officer, net of payments	13,663	-
Net Cash Used In Investing Activities	(107,863)	(1,741,531)

Cash Flows From Financing Activities
Proceeds on balance due to officer, net of payments	81,536	(2,616)
Repayments of long-term debt	(3,278)	(299,664)
Proceeds from note payable - bank	200,000	(26,651)
Net Cash Provided By Financing Activities	278,258	(328,931)

Net decrease in cash	(719,170)	2,290,378

Cash - beginning	765,698	494,489

Cash - end	$46,528	$2,784,867

MICROWAVE SATELLITE TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
OCTOBER 31, 2005 AND 2004,

	2005	2004

Supplemental Information:

Interest paid during period	$3,947	$5,360
Income taxes paid during period	$512,600	$6,159

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 1 - Summary of Significant Accounting Policies

Nature of Operations

The Company is engaged in satellite communications, specializing in constructing, maintaining and managing private business television networks, as well as constructing and operating private cable television systems. In addition, the Company provides high-speed cable modem service to its private cable television system operations. The Company also provides national dial-up service, web hosting and design, and co-location services. The primary areas of operation are New York, New Jersey and Pennsylvania.

Inventory of Materials and Supplies

Materials and supplies with unit costs of $500 and less are expensed upon acquisition. Materials and supplies in inventory are stated at cost, based on the first-in, first-out (FIFO) method, net of a reserve for obsolescence.

Prepaid Expenses

Included in prepaid expenses are expenses incurred by the balance sheet date to prepare and place operational equipment into service prior to the equipment’s actual use in the Company’s operations.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided by straight-line and accelerated methods over the estimated useful lives of the assets.

Intangible Assets and Amortization

The Company acquired a subscriber base during the year ended April 30, 2001 that is being amortized over its estimated useful life of fifteen years using the straight-line method.

Investment in Limited Liability Company

The Company accounts for its 50% investment in Interactivewifi.com, LLC by the equity method of accounting.

Deferred Revenue

Deferred revenue represents advance billings that are included in accounts receivable. Advance billings at the balance sheet date are not included in revenues for the period then ended, and cash payments received for advanced billings are credited towards accounts receivable.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 1 - Summary of Significant Accounting Policies (Continued)

Income Taxes

Deferred income taxes are created by temporary differences between financial and tax bases for the following accounts: inventory, investment in the limited liability company and accumulated depreciation. For income tax purposes, inventory includes materials and supplies with unit costs of less than $500, the equity interest in the income of the limited liability company is accounted for by the cash basis method, and depreciation is accelerated. In addition, the Company has available federal and state net operating losses that create a deferred income tax asset.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Management periodically reviews the accounts receivable for uncollectible accounts and uses the direct write-off method to specifically identify and write-off any accounts determined to be uncollectible when a realistic probability of collection does not exist. Generally accepted accounting principles require the Company to provide for an allowance for doubtful accounts, which entails estimating a reserve for uncollectible accounts based on a history of past write-offs and collections and current credit conditions. However, it is the Company’s experience that the direct write-off method has not differed materially from results that would have been obtained had the allowance method been used. In addition, the Company does not generally charge interest on past due accounts.

Significant Concentrations of Credit Risk

Cash balances are maintained by the Company in three commercial banks. Such balances are insured up to $100,000 in total at each bank by the Federal Deposit Insurance Corporation (FDIC). At October 31, 2005, cash balances exceeding federally insured limits amounted to $1,898.

Credit risk for trade accounts is concentrated as well because substantially all of the balances are receivable from entities located within the same geographic region. To reduce credit risk, the Company performs ongoing credit evaluations of its customers’ financial conditions, but does not generally require collateral.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 2 - Major Customers

At October 31, 2005, balances due from three customers approximated 58% of the total accounts receivable balance.

Note 3 - Due From Related Party

The Company has made advances for certain expenses on behalf of a related party as of October 31, 2005 that amount to $19,936. The related party is owned in part by the Company’s sole stockholder and the advances are neither subject to interest nor expected to be repaid within the near-term.

Note 4 - Property and Equipment (See Notes 6 and 7)

		Estimated
		Useful Lives

Leasehold improvements	$198,733	39 years
Operating equipment	2,057,802	5 - 10 years
Transportation equipment	202,489	3 - 5 years
Furniture and office equipment	475,685	5 - 7 years
	2,934,709
Less: accumulated depreciation	1,751,127

	$1,183,582

Depreciation expense for the six months ended October 31, 2005 amounted to $154,066.

Note 5 - Investment in Limited Liability Company

Summarized financial information concerning Interactivewifi.com, LLC, an entity in which the Company owns 50%, and accounts for on the equity method, is as follows at October 31, 2005 and for the six months then ended:

Total assets		$130,626
Total liabilities		(11,123)

Members’ Equity		119,503
	x	50%

Investment in Limited Liability Company		$59,751

Total loss of Limited Liability Company
during the period		(50,366)
	x	50%
50% equity in loss of Limited Liability Company
during the period		$(25,183)

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 6 - Note Payable - Bank and Lines-Of-Credit Available

The Company has a line-of-credit available with Sun National Bank in the amount of $500,000 to be used for working capital that is subject to renewal on October 31, 2006. Advances against this line are payable with interest based on the 30-day LIBOR index plus 2%. The line is collateralized by all the business assets of the Company and is also personally guaranteed by the Company’s sole stockholder. The principal balance must be reduced to $-0- for a minimum of thirty (30) consecutive days during each one-year period. Advances against this line at October 31, 2005 totaled $200,000, leaving a remaining available line of $300,000 at the balance sheet date.

In addition, the Company has another line-of-credit available with Sun National Bank in the amount of $1,000,000 to be used for equipment purchases that is subject to renewal on August 16, 2006. Advances against this line would be subject to interest based on the 30-day LIBOR index plus 2%. The line is collateralized by all the business assets of the Company and is also personally guaranteed by the Company’s sole stockholder up to 50% of the indebtedness, or $500,000, whichever is less. There were no advances against this line at October 31, 2005. Beginning August 16, 2006, the principal balance then outstanding on the loan will convert to a five-year term loan.

Note 7 - Long-Term Debt (See Notes 4 and 6)

		Maturity Date
Ford Motor Credit - note payable in monthly installments of $546 with no interest. The note is collateralized by transportation equipment.	$14,749	January 2008

Less: current portion	6,555

Amount Due After One Year	$8,194

Following are the maturities of long-term debt for each of the next three years and in the aggregate:

October 31, 2006	$6,555
2007	6,555
2008	1,639

$14,749

Note 8 - Due To Officer

The balance due to officer, amounting to $81,536 at October 31, 2005, is expected to be repaid within the near-term and is not subject to interest.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 9 - Deferred Income Taxes

At October 31, 2005, the current deferred income tax asset and net non-current deferred income tax asset consisted of the following components:

Current Asset

Deferred income tax asset created by deductible temporary differences between financial and tax bases	$44,000

Non-Current Liability

Deferred income tax asset created by federal net operating losses available for future periods	$109,000

Deferred income tax asset created by state net operating losses available for future periods	32,000

Deferred income tax liability resulting from taxable temporary differences in the reporting of accumulated depreciation for financial and income tax purposes	(84,000)

Deferred income tax liability resulting from taxable temporary differences between financial and tax bases in accounting for the investment in the limited liability company	(5,000)

$52,000

Estimates concerning the amounts and rate of realization of deferred taxes are inherently subject to change and it is at least reasonably possible that these estimates may change materially within the near-term.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 10 - Rent Expense

The Company rents office and warehouse space in New Jersey under a lease that has been extended to April 30, 2010. Monthly payments, effective May 1, 2005, are $6,508 and are scheduled to increase annually thereafter, based on the increase in the Consumer Price Index. Rent expense for the six months ended October 31, 2005 is as follows:

Base rent	$38,632

Contingent rent (charge for insurance, real estate taxes, maintenance and utilities)	11,716

Total rent expense	$50,348

Note 11 - Commitments and Contingencies

The Company leases a vehicle under a non-cancelable operating lease, in addition to the lease for office and warehouse space described in Note 10. The minimum future rental payments under non-cancelable operating leases (including the lease described in Note 10) for each of the next five years and in the aggregate are as follows:

October 31, 2006	$85,030
2007	83,528
2008	78,096
2009	78,096
2010	39,048

Total Minimum Future Lease Payments	$363,798

Note 12 - Retirement Plan

The Company provides a profit-sharing plan with a 401(k) deferred compensation feature for all eligible employees. The Company matches the employees’ contribution in an amount equal to 100% of the first 1% of compensation, plus 10% of the next 5% of compensation. The Company must also make a non-elective contribution equal to 3% of compensation for all eligible employees. The Company can also make a discretionary non-elective profit-sharing contribution in an amount necessary to satisfy the minimum allocation requirement. Total employee and employer contributions for each participant may not exceed the lesser of 100% of compensation, or $42,000 plus any employee catch-up contributions. Company contributions to the plan amounted to $1,776 for the six months ended October 31, 2005.

Note 13 - Related Party Transactions

Included in the Company’s revenue during the six months ended October 31, 2005 is revenue earned from services provided to Interactivewifi.com, LLC, in which the Company has a 50% equity investment, that amounted to $14,919.

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 14 - Amortization Expense

Amortization expense amounted to $2,117 for the six months ended October 31, 2005. Amortization expense for each of the next five years is presently scheduled to be $4,233.

Note 15 - Advertising Expense

Advertising costs are expensed as incurred and amounted to $8,840 for the six months ended October 31, 2005.

Note 16 - Net Operating Losses Available For Future Periods

At October 31, 2005, federal and state net operating losses approximating $397,000 are available for future periods. Federal net operating losses expire in 2026 and state net operating losses expire in 2013.

Note 17 - Provision For (Reduction Of) Income Taxes

The provision for (reduction of) income taxes consists of the following components for the six months ended October 31, 2005:

Current	$13,750
Deferred	(172,000)

Net Reduction of Income Taxes	$(158,250)

MICROWAVE SATELLITE TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005

Note 17 - Provision For (Reduction Of) Income Taxes (Continued)

The components of the reduction of deferred income taxes for the six months ended October 31, 2005 are as follows:

Benefit of federal net operating losses available for future periods	$	(109,000)

Benefit of state net operating losses available for future periods		(32,000)

Reduction of deferred income taxes created by change in temporary differences in the balance of accumulated depreciation between financial and income tax bases		(19,000)

Reduction of deferred income taxes created by change in temporary differences between financial and income tax bases in accounting for the investment in the limited liability company		(12,000)

Total Reduction Of Deferred Income Taxes		$(172,000)